EXHIBIT 10.3

                                STONERIDGE, INC.

                          11 1/2 Senior Notes due 2012

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                  April 25, 2002

Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
NatCity Investments, Inc.
 As Representatives of the several Initial Purchasers named in Schedule I hereto
c/o Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York 10019

Dear Sirs:

               Stoneridge, Inc., a corporation organized under the laws of Ohio (the "Company"), proposes to issue and sell to the several initial purchasers
      -------
named in Schedule I hereto (the "Initial Purchasers") the Company's 11 1/2
                                 ------------------
Senior Notes due 2012 (the "Securities"), which are unconditionally guaranteed
                            ----------
(the "Guarantees") by the guarantors named in Schedule II hereto (the
      ----------
"Guarantors" and, together with the Company, the "Issuers") as provided in the
 ----------                                       -------
Indenture (as defined below), upon the terms and subject to the conditions set forth in a purchase agreement of even date herewith (the "Purchase Agreement")
                                                          ------------------
relating to the initial placement of the Securities (the "Initial Placement").
                                                          -----------------
To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Issuers agree with you for your benefit and the benefit of the holders from time to time of Securities and Exchange Securities (as defined below) (including the Initial Purchasers) (each a "Holder" and, together, the "Holders"), as follows:
         ------                      -------

               1.   Definitions. Capitalized terms used herein without
                    -----------
definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

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                                       -2-

               "Act" shall mean the Securities Act of 1933, as amended, and the
                ---
rules and regulations of the Commission promulgated thereunder.

               "Additional Interest" shall have the meaning set forth in Section
                -------------------
8(a) hereof.

               "Affiliate" of any specified Person shall mean any other Person
                ---------
that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

               "Broker-Dealer" shall mean any broker or dealer registered as
                -------------
such under the Exchange Act.

               "Business Day" shall mean any day other than a Saturday, a Sunday
                ------------
or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

               "Commission" shall mean the Securities and Exchange Commission.
                ----------

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

               "Exchange Offer Registration Period" shall mean the one-year
                ----------------------------------
period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

               "Exchange Offer Registration Statement" shall mean a registration
                -------------------------------------
statement of the Issuers on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Exchange Securities" shall mean debt securities of the Company
                -------------------
guaranteed by the Guarantors, identical in all material respects to the Securities (except that the additional interest provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture. Unless the context otherwise requires, any reference to the "Exchange Securities" shall include a reference to the related guarantees.

               "Exchanging Dealer" shall mean any Holder (which may include any
                -----------------
Initial Purchaser) that is a Broker-Dealer and elects to exchange any Securities that it acquired for its

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                                       -3-

own account as a result of market-making activities or other trading activities (but not directly from any Issuer or any Affiliate of any Issuer) for Exchange Securities.

               "Event Date" shall have the meaning set forth in Section 8(b)
                ----------
hereof.

               "Final Memorandum" shall have the meaning set forth in the
                ----------------
Purchase Agreement.

               "Guarantees" shall have the meaning set forth in the preamble
                ----------
hereto.

               "Guarantors" shall have the meaning set forth in the preamble
                ----------
hereto.

               "Holder" shall have the meaning set forth in the preamble hereto.
                ------

               "Indenture" shall mean the Indenture relating to the Securities,
                ---------
to be dated as of the date of original issuance of the Securities, among the Issuers and Fifth Third Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

               "Initial Placement" shall have the meaning set forth in the
                -----------------
preamble hereto.

               "Initial Purchaser" shall have the meaning set forth in the
                -----------------
preamble hereto.

               "Issuers" shall have the meaning set forth in the preamble
                -------
hereto.

               "Losses" shall have the meaning set forth in Section 6(d) hereof.
                ------

               "Majority Holders" shall mean the Holders of a majority of the
                ----------------
aggregate principal amount of Securities and Exchange Securities registered under a Registration Statement.

               "Managing Underwriters" shall mean the investment banker or
                ---------------------
investment bankers and manager or managers that shall administer an underwritten offering.

               "Prospectus" shall mean the prospectus included in any
                ----------
Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

               "Purchase Agreement" shall have the meaning set forth in the
                ------------------
preamble hereto.

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                                       -4-

               "Registered Exchange Offer" shall mean the proposed offer of the
                -------------------------
Issuers to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the Exchange Securities.

               "Registration Default" shall have the meaning set forth in
                --------------------
Section 8(a) hereof.

               "Registration Statement" shall mean any Exchange Offer
                ----------------------
Registration Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

               "Securities" shall have the meaning set forth in the preamble
                ----------
hereto. Unless the context otherwise requires, any reference to the "Securities" shall include a reference to the related Guarantees.

               "Shelf Registration" shall mean a registration effected pursuant
                ------------------
to Section 3 hereof.

               "Shelf Registration Period" shall have the meaning set forth in
                -------------------------
Section 3(c) hereof.

               "Shelf Registration Statement" shall mean a "shelf" registration
                ----------------------------
statement of the Issuers pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Transfer Restricted Securities" shall mean each of the
                ------------------------------
Securities upon its original issuance and at all times subsequent thereto and each of the Exchange Securities as to which Section 3(a)(iv)(B) or 3(a)(v) hereof is applicable upon original issuance and at all times subsequent thereto, until, in each case, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 3(a)(iv)(B) or 3(a)(v) hereof is applicable, the Exchange Offer Registration Statement) covering such Security or Exchange Security, as the case may be, has been declared effective by the Commission and such Security or Exchange Security, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Security has been exchanged pursuant to the Registered Exchange Offer for an Exchange Security or Exchange Securities that may be

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                                       -5-

resold without restriction under federal and state securities laws, (iii) such Security or Exchange Security, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Security or Exchange Security, as the case may be, may be resold without restriction pursuant to Rule 144(k) (as amended or replaced) under the Act.

               "Trustee" shall mean the trustee with respect to the Securities
                -------
under the Indenture.

               "Underwriter" shall mean any underwriter of Securities or
                -----------
Exchange Securities in connection with an offering thereof under a Shelf Registration Statement.

               2.   Registered Exchange Offer. (a) The Issuers shall prepare
                    -------------------------
and, not later than 60 days following the date of the original issuance of the Securities (or if such 60th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuers shall use their respective reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 150 days of the date of the original issuance of the Securities (or if such 150th day is not a Business Day, the next succeeding Business Day).

               (b) As promptly as practicable following the effectiveness of the Exchange Offer Registration Statement, the Issuers shall commence the Registered Exchange Offer and shall use their respective reasonable best efforts to issue the Exchange Securities within 180 days of the date of original issuance of the Securities (or if such 180th day is not a Business Day, the next succeeding Business Day), it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an Affiliate of any Issuer, acquires the Exchange Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

               (c) In connection with the Registered Exchange Offer, the Issuers shall:

                    (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

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                                       -6-

                    (ii) keep the Registered Exchange Offer open for not less than 20 Business Days and not more than 30 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                    (iii) use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of Exchange Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                    (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

                    (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                    (vi) if requested by the Commission, prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuers are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13,
                       ----------------------------------
         1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and
                   ---------------------------
         (B) including a representation that the Issuers have not entered into any arrangement or understanding with any Person to distribute the Exchange Securities to be received in the Registered Exchange Offer and that, to the best of the Issuers' information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Exchange Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities; and

                    (vii) comply in all respects with all applicable laws.

               (d) As soon as practicable after the close of the Registered Exchange Offer, the Issuers shall:

                    (i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                    (ii) deliver to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

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                                       -7-

                    (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of Exchange Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

               (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5,
                              ---------------------------
1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as
          ----------------------------------
interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from any Issuer or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that, at the time of the consummation of the Registered Exchange Offer:

                    (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business;

                    (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Act; and

                    (iii) such Holder is not an Affiliate of any Issuer.

               (f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuers shall issue and deliver to such Initial Purchaser or the Person purchasing Exchange Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities. The Issuers shall use their respective reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer.

               3.   Shelf Registration. (a) If (i) due to any change in law or
                    ------------------
applicable interpretations thereof by the Commission's staff, the Issuers determine upon advice of their outside counsel that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not

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                                       -8-

consummated within 180 days of the date hereof; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for freely tradeable Exchange Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder notifies the Issuers before the 30th day following consummation of the Registered Exchange Offer that (A) it is not eligible to participate in the Registered Exchange Offer or (B) it may not resell the Exchange Notes acquired by it in the Registered Exchange Offer to the public without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer or acquires Exchange Securities pursuant to Section 2(f) hereof, such Initial Purchaser does not receive freely tradeable Exchange Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of Exchange Securities acquired in exchange for such Securities shall result in such Exchange Securities being not "freely tradeable"; and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable"), the Issuers shall effect a Shelf Registration Statement in accordance with this Section 3.

               (b) The Issuers shall as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section
3) file with the Commission, and thereafter shall use their respective reasonable best efforts to cause to be declared effective under the Act within 150 days after so required or requested to so file pursuant to this Section 3, a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder
                                            --------  -------
(other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided, further, that with respect to Exchange Securities
                 --------  -------
received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuers may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by
Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

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                                       -9-

               (c) The Issuers shall use their respective reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration
                                                           ------------------
Period"). The Issuers shall be deemed not to have used their respective
------
reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Securities or Exchange Securities covered thereby not being able to offer and sell such Securities or Exchange Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by such Issuer in good faith and for valid business reasons (not including avoidance of such Issuer's obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuers promptly thereafter comply with the requirements of Section 4(k) hereof, if applicable.

               (d) The Issuers shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               4.   Additional Registration Procedures. In connection with any
                    ----------------------------------
Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

               (a)  The Issuers shall:

                    (i) furnish to you, not less than five Business Days prior to the filing thereof with the Commission, a copy of the Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing), and shall use their respective reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                    (ii) in the case of an Exchange Offer Registration Statement, include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer

     Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

               (iii) in the case of an Exchange Offer Registration Statement, if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

               (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities or Exchange Securities pursuant to the Shelf Registration Statement as selling security holders.

          (b)  The Issuers shall ensure that:

               (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

               (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The Issuers shall advise you, the Holders of Securities or Exchange Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuers shall have remedied the basis for such suspension):

               (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

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                                      -11-

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

          (d) The Issuers shall use their respective reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities included therein for sale in any jurisdiction at the earliest possible time.

          (e) The Issuers shall furnish to each Holder of Securities or Exchange Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (f) The Issuers shall, during the Shelf Registration Period, deliver to each Holder of Securities or Exchange Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (g) The Issuers shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

          (h) The Issuers shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange

Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Issuers consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

          (i) Prior to the Registered Exchange Offer or any other offering of Securities or Exchange Securities pursuant to any Registration Statement, the Issuers shall arrange, if necessary, for the qualification of the Securities or the Exchange Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall any Issuer be obligated to
                     --------
qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

          (j) The Issuers shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Exchange Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

          (k)  Upon the occurrence of any event contemplated by subsections
(c)(ii) through (v) above, the Issuers shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3 shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when the Initial Purchasers, the Holders and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section 4.

          (l) Not later than the effective date of any Registration Statement, the Issuers shall provide a CUSIP number for the Securities or the Exchange Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or Exchange Securities, in a form eligible for deposit with The Depository Trust Company.

          (m) The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of
Section 11(a) of the Act.

          (n) The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

          (o) The Issuers may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of such securities as the Issuers may from time to time reasonably require for inclusion in such Registration Statement. The Issuers may exclude from such Shelf Registration Statement the Securities or Exchange Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (p) In the case of any Shelf Registration Statement, the Issuers shall enter into such and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or Exchange Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if
any) with respect to all parties to be indemnified pursuant to Section 6.

          (q) In the case of any Shelf Registration Statement, the Issuers shall:

               (i) make reasonably available for inspection by the Holders of Securities or Exchange Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of each Issuer and its subsidiaries;

               (ii) cause the officers, directors and employees of any Issuer to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in
                   --------  -------
     writing by any Issuer, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

               (iii) make such representations and warranties to the Holders of Securities or Exchange Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

               (iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

               (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Issuer or any subsidiary of any Issuer or of any business acquired by any Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

               (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

          (r) In the case of any Exchange Offer Registration Statement, the Issuers shall:

               (i) make reasonably available for inspection by the Initial Purchasers, and any attorney, accountant or other agent retained by such Initial Purchasers, all relevant financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries;

               (ii) cause the officers, directors and employees of any Issuer to supply all relevant information reasonably requested by any Initial Purchaser or any attorney, accountant or agent retained by the Initial Purchasers in connection with any such Exchange Offer Registration Statement as is customary for similar due diligence examinations; provided,
                                                                       --------
     however, that any information that is designated in writing by any Issuer,
     -------
     in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Initial Purchaser or any such attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

               (iii) make such representations and warranties to the Initial Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

               (iv) obtain opinions of counsel to the Issuers and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Initial Purchasers and their counsel, addressed to Initial Purchasers, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Initial Purchasers or their counsel;

               (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Issuer or any subsidiary of any Issuer or of any business acquired by any Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to such Initial Purchaser, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by the Initial Purchasers or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Initial Purchasers or their counsel; and

               (vi) deliver such documents and certificates as may be reasonably requested by the Initial Purchasers or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this
Section 4(r) shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

          (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Securities, the Issuers shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the Exchange Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

          (t) The Issuers will use their respective reasonable best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the Exchange Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities or Exchange Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

          (u) In the event that any Broker-Dealer shall underwrite any Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such Broker-Dealer in complying with the requirements of such Conduct Rules, including, without limitation, by:

               (i) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities or Exchange Securities;

               (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof; and

               (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

               (iv) The Issuers shall use their respective reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the Exchange Securities, as the case may be, covered by a Registration Statement.

          5. Registration Expenses. The Issuers shall bear all expenses incurred
             ---------------------
in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith.

          6. Indemnification and Contribution. (a) The Issuers jointly and
             --------------------------------
severally agree to indemnify and hold harmless each Holder of Securities or Exchange Securities, as the case may be, covered by any Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and jointly and severally agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not
                                    --------  -------
be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any such Holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

          The Issuers also jointly and severally agree to indemnify or contribute as provided in Section 6(d) to Losses of each underwriter of Securities or Exchange Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

                  (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Issuers, each of their respective directors, each of their respective officers who signs such Registration Statement, and each Person who controls any Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity; provided, however, that in no
                                                  --------  -------
case shall any Initial Purchaser or any subsequent Holder of any Security or Exchange Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of an Exchange Security, applicable to the Security that was exchangeable into such Exchange Security. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified
--------  -------
party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation (which such obligation shall be joint and several in the case of paragraph (a) of this Section 6 and several and not joint in the case of paragraph (b) of this Section 6) to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to
                                                                   ------
which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however,
                                                              --------  -------
that in no case shall any Initial Purchaser or any subsequent Holder of any Security or Exchange Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of an Exchange Security, applicable to the Security that was exchangeable into such Exchange Security, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) and (y) the total amount of additional interest which the Issuers were not required to pay as a result of registering the securities covered by the Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions from the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or Exchange Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls any Issuer within the meaning of either the Act or the Exchange Act, each officer of any Issuer who shall have signed the Registration Statement and each director of any Issuer shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuers or any of the officers, directors or controlling Persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

                  7.  Underwritten Registrations.  (a) If any of the Securities
                      --------------------------
or Exchange Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

                  (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or Exchange Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  8.  Registration Default; Additional Interest. (a) The Issuers
                      -----------------------------------------
agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or 3 of this Agreement and that it would not be feasible to ascertain the extent of any such damages with precision. Accordingly, the Issuers agree to pay, jointly and severally, as liquidated damages, additional interest ("Additional Interest") on any Transfer Restricted
                               -------------------
Securities under the circumstances and to the extent set forth below (each of which shall be given independent effect):

                  (i) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement, as applicable, has been filed on or prior to the filing date applicable thereto or (B) notwithstanding that the Issuers have consummated or will consummate the Registered Exchange Offer, the Issuers are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the filing date applicable thereto;

                  (ii) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement, as applicable, is declared effective by the Commission on or prior to the effectiveness date applicable thereto or (B) notwithstanding that the Issuers have consummated or will consummate the Registered Exchange Offer, the Issuers are required to file a Shelf Registration Statement and such Shelf Registration is not declared effective by the Commission on or prior to the effectiveness date applicable thereto;

                  (iii) if the Issuers have not exchanged Exchange Securities for all validly tendered Securities in accordance with the terms of the Registered Exchange Offer on or prior to the 180th day after the date of original issuance of the Securities; or

                  (iv) if (A) the Exchange Offer Registration Statement has been declared effective but ceases to be effective at any time during the Exchange Offer Registration Period or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Shelf Registration Period

(each such event referred to in clauses (i) through (iv) above being a "Registration Default"), then, commencing on the date of such Registration
 --------------------
Default, Additional Interest shall accrue on the principal amount of any Transfer Restricted Securities at a rate of 0.25% per annum for the first 90 days immediately following the date of such Registration Default and the rate of such Additional Interest shall increase by an additional 0.25% per annum at the beginning of each subsequent 90-day period; provided, however, that the rate of
                                            --------  -------
Additional Interest that shall accrue on the Transfer Restricted Securities may not exceed in the aggregate 1.00% per annum; provided, further, however, that
                                             --------  -------  -------
(1) upon the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, as required under this Agreement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, as required under this Agreement (in the case of clause (ii) above), (3) upon the exchange of Exchange Securities for all Securities validly tendered (in the case of clause (iii) above), or (4) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, which had ceased to remain effective (in the case of clause (iv) above), Additional Interest on the Transfer Restricted Securities in respect of which such events relate as a result of such clause, as the case may be, shall cease to accrue or accumulate, as the case may be. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the rate of Additional Interest for such subsequent Registration Default shall initially be 0.25%, regardless of the rate of Additional Interest in effect with respect to any prior Registration Default at the time of the cure of such Registration Default.

                  (b) The Issuers shall notify the Trustee (who shall be acting under and protected by the terms of the Indenture) within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of
                                                ----------
Additional Interest due pursuant to clause (i), (ii), (iii) or (iv) of paragraph
(a) above shall be payable in cash semi-annually on each May 1 and November 1 (to the holders of record on the April 15 and October 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable rate of Additional Interest by the principal amount of the affected Transfer Restricted Securities, multiplied by a fraction, the numerator of which is the number of days such rate of Additional Interest was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

                  9.  No Inconsistent Agreements. No Issuer has, as of the date
                      --------------------------
hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  10. Amendments and Waivers. The provisions of this Agreement,
                      ----------------------
including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of the Majority Holders; provided that, with respect to any matter that
                                 --------
directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or Exchange Securities, as the case may be, being sold rather than registered under such Registration Statement.

                  11. Notices. All notices and other communications provided for
                      -------
or permitted hereunder shall be made in writing by hand-delivery, first-class mail or air courier guaranteeing overnight delivery:

                  (a) if to a Holder, at the most current address given by such holder to the Issuers in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Deutsche Bank Securities Inc.;

                  (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

                  (c) if to the Issuers, initially at their address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers or the Issuers by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  12.  Successors. This Agreement shall inure to the benefit of
                       ----------
and be binding upon the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Issuers thereto, subsequent Holders of Securities and Exchange Securities. The Issuers hereby agree to extend the benefits of this Agreement to any Holder of Securities or Exchange Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  13.  Counterparts.  This Agreement may be in signed
                       ------------
counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                  14.  Headings.  The headings used herein are for convenience
                       --------
only and shall not affect the construction hereof.

                  15.  Applicable Law.  This Agreement shall be governed by and
                       --------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  16.  Severability. In the event that any one of more of the
                       ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  17.  Securities Held by the Issuers, etc. Whenever the consent
                       -----------------------------------
or approval of Holders of a specified percentage of principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by any Issuer or its Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  18. Submission to Jurisdiction. By the execution and delivery
                      --------------------------
of this Agreement, each Issuer submits to the non-exclusive jurisdiction of any federal or state court in the State of New York in any suit or proceeding arising out of or relating to this Agreement or brought under federal or state securities laws.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuers and the several Initial Purchasers.

                                             Very truly yours,

                                             Stoneridge, Inc.


                                             By: /s/ Kevin P. Bagby
                                                 -------------------------------
                                                 Name:  Kevin P. Bagby
                                                 Title: Vice President and
                                                        Chief Financial Officer


                                             Stoneridge Control Devices, Inc.


                                             By: /s/ Kevin P. Bagby
                                                 -------------------------------
                                                 Name:  Kevin P. Bagby
                                                 Title: Treasurer




                                             Stoneridge Electronics, Inc.


                                             By: /s/ Kevin P. Bagby
                                                 -------------------------------
                                                 Name:  Kevin P. Bagby
                                                 Title: Vice President

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Deutsche Bank Securities Inc.


By: /s/ Edwin E. Roland
    ------------------------------
    Name:  Edwin E. Roland
    Title: Director


J.P. Morgan Securities Inc.


By: /s/ Gerald J. Murray
    ------------------------------
    Name:  Gerald J. Murray
    Title: Managing Director


Morgan Stanley & Co. Incorporated


By: /s/ John F. Spence
    ------------------------------
    Name:  John F. Spence
    Title: Managing Director


NatCity Investments, Inc.


By: /s/ Phillip A. Stark
    ------------------------------
    Name:  Phillip A. Stark
    Title: Senior Vice President


As Representatives of the several Initial
Purchasers named in Schedule I hereto

                                                                      SCHEDULE I

Initial Purchasers
------------------

Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
NatCity Investments, Inc.
Comerica Securities, Inc.
PNC Capital Markets, Inc.
U.S. Bancorp Piper Jaffray Inc.

                                                                     SCHEDULE II

Guarantors
----------

Stoneridge Control Devices, Inc., a Massachusetts corporation
Stoneridge Electronics, Inc., a Texas corporation

                                                                         ANNEX A

          Each Broker-Dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, they will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

          Each Broker-Dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              Plan of Distribution
                              --------------------

          Each Broker-Dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, starting on the Expiration Date and ending on the close of business one year after the Expiration Date, they will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until __________, 20__, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

          The Issuers will not receive any proceeds from any sale of Exchange Securities by Brokers-Dealers. Exchange Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such Exchange Securities. Any Broker-Dealer that resales Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of one year after the Expiration Date, the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Securities Act.

          [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D

          CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:      ______________________________
          Address:   ______________________________
                     ______________________________

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the Exchange Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and it has no arrangements or understandings with any Person to participate in a distribution of the Exchange Securities. If the undersigned is a Broker-Dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.